THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No. __	$_____

TRINITY3 CORPORATION

10% Convertible Debenture

TRINITY3 CORPORATION, a Delaware corporation (together with its successors, the “Company”), for value received hereby promises to pay to _________________ (the “Holder”) or [his/its] registered assigns, the principal sum of ______________________ Dollars ($_________) or, if less, the principal amount of this Convertible Debenture then outstanding, on the Maturity Date to the Holder in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on (each an “Interest Payment Date”) (i) the Maturity Date, (ii) each Conversion Date, as hereafter defined, and (iii) the date the principal amount of the Convertible Debenture shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding in like coin or currency, at the rates per annum set forth below. The Maturity Date shall be that date which is one (1) year from the date hereof.

The interest rate shall be ten percent (10%) per annum (the “Interest Rate”) or, if less, the maximum rate permitted by applicable law. Interest on this Convertible Debenture will be calculated on the basis of a 360-day year of twelve (12) months. All payments of principal and interest hereunder shall be made for the benefit of the Holder. Except as otherwise provided in this Convertible Debenture, the interest payable on each Interest Payment Date shall be added to the outstanding principal amount of this Convertible Debenture on such date and thereafter be considered part of the outstanding principal amount. The Company may elect to pay the interest payable on any Interest Payment Date in cash, provided it gives the registered holder written notice of such election at least five (5) Business Days prior to the applicable Interest Payment Date and pays the same by such date. On each Conversion Date, interest shall be paid in shares of Common Stock on the portion of the principal balance of the Convertible Debenture then being converted. The number of shares of Common Stock issued as interest shall be determined by dividing the dollar amount of interest due on the applicable Interest Payment Date by the Conversion Price then in effect.

This Convertible Debenture (this “Convertible Debenture”) is a duly authorized issuance of $_____ original aggregate principal amount of Convertible Debentures of the Company referred to in that certain Securities Purchase Agreement dated as of the date hereof between the Company and the Purchasers named therein (the “Agreement”). This Convertible Debenture is transferable and assignable to one or more Persons, in accordance with the limitations set forth in the Agreement.

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The Company shall keep a register (the “Register”) in which shall be entered the names and addresses of the registered holder of this Convertible Debenture and particulars of this Convertible Debenture held by such holder and of all transfers of this Convertible Debenture. References to the Holder or “Holders” shall mean the Person listed in the Register as the registered holder of such Convertible Debentures. The ownership of this Convertible Debenture shall be proven by the Register.

1.   Certain Terms Defined. All terms defined in the Agreement and not otherwise defined herein shall have for purposes hereof the meanings provided for in the Agreement.
2.   Payment of Principal. The Company shall repay the remaining unpaid balance on this Convertible Debenture on the Maturity Date. The Company may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Convertible Debenture, without penalty or premium, provided that concurrently with each such prepayment the Company shall pay accrued interest on the principal so prepaid to the date of such prepayment.

3.   Conversion of Convertible Debenture.

3.1   Conversion Rights; Conversion Date; Conversion Price. The Holder shall have the right, at its option, at any time from and after the date of the Agreement, to convert the principal amount of this Convertible Debenture, or any portion of such principal amount, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) determined pursuant to this Section 3.1. The number of shares of Common Stock to be issued upon each conversion of this Convertible Debenture shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price in effect on the date (the “Conversion Date”) a Notice of Conversion is delivered to the Company by the Holder by facsimile or other reasonable means of communication dispatched prior to 5:00 p.m., California Time. The term “Conversion Amount” means, with respect to any conversion of this Convertible Debenture, the sum of (1) the principal amount of this Convertible Debenture to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Convertible Debenture to the Conversion Date; the term “Conversion Price” means Two Dollars ($2.00).

3.2   Method of Conversion.

   (a)   Notwithstanding anything to the contrary set forth herein, upon conversion of this Convertible Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Convertible Debenture to the Company unless the entire unpaid principal amount of this Convertible Debenture is so converted. Rather, records showing the principal amount converted (or otherwise repaid) and the date of such conversion or repayment shall be maintained on a ledger substantially in the form of Annex I attached hereto (a copy of which shall be delivered to the Company with each Notice of Conversion). It is specifically contemplated that the Company hereof shall act as the calculation agent for conversions and repayments. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Convertible Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following a conversion of a portion of this Convertible Debenture, the principal amount represented by this Convertible Debenture will be the amount indicated on Annex I attached hereto (which may be less than the amount stated on the face hereof).

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   (b)   The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Convertible Debenture in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

   (c)   Upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Convertible Debenture shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Article 3, all rights with respect to the portion of this Convertible Debenture being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Company’s obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action by the Holder to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. The date of receipt (including receipt via telecopy) of such Notice of Conversion shall be the Conversion Date so long as it is received before 5:00 p.m., California Time, on such date.

3.3   Limits on Conversion. Notwithstanding the conversion rights set forth herein, unless the Company delivers a waiver in writing, in no event shall the Purchaser be entitled to acquire Common Stock, of which the sum of (i) the number of shares of Common Stock beneficially owned by the Purchaser and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Convertible Debenture, or other derivative securities convertible into or exchangeable for shares of Common Stock), and (ii) the number of shares of Common Stock issuable upon the conversion of the portion of the Convertible Debenture with respect to which this determination is being made, would result in beneficial ownership by the Purchaser and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company. For purposes of this section, beneficial ownership shall be determined in accordance with Rule 13d-3 of the Exchange Act and Regulations 13 D-G thereunder, except as otherwise provided in this section.

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4.   Security. This Convertible Debenture is secured by and entitled to the benefits of a certain Company Security Agreement (the “Company Security Agreement”) dated as of even date herewith, among the Company and the Holder.

5.   Miscellaneous. This Convertible Debenture shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Convertible Debenture, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Company and Holder hereby submit to the exclusive jurisdiction of the United States District Court for the State of California and of any state court in the State of California, County of Orange, for purposes of all legal proceedings arising out of or relating to this Convertible Debenture. The Holder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Debenture.
The Holder of this Convertible Debenture by acceptance of this Convertible Debenture agrees to be bound by the provisions of this Convertible Debenture which are expressly binding on such Holder.

[Signature page follows]

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   IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

TRINITY3 CORPORATION,
a Delaware corporation

By: Steven D. Hargreaves
Its: President

By: Shannon T. Squyres
Its: Chief Executive Officer

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ANNEX I

CONVERSION AND REPAYMENT LEDGER

Date	Principal Balance	Interest Converted or Paid	Principal Converted or Paid	New Principal Balance	Issuer Initials	Holder Initials

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EXHIBIT I

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Convertible Debenture)

The undersigned hereby irrevocably elects to convert $______________ of the above Convertible Debenture into shares of Common Stock of Trinity3 Corporation, a Delaware corporation (the “Company”) according to the conditions set forth in such Convertible Debenture, as of the date written below.

If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:

Applicable Conversion Price:

Signature:
[Print Name of Holder and Title of Signer]

Address:

SSN or EIN:

Shares are to be registered in the following name:

Name:
Address:
Tel:
Fax:
SSN or EIN

Shares are to be sent or delivered to the following account:

Account Name:
Address:
Tel:
Fax:
SSN or EIN:

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